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                                  EXHIBIT (14)

                               POWERS OF ATTORNEY

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                              SEPARATE ACCOUNT VA F


Know all men by these presents that Christopher H. Garrett, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA F, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                                  /s/ Christopher H. Garrett
                                               ---------------------------------
                                               Christopher H. Garrett
                                               Vice President
                                               Transamerica Life Insurance
                                               Company



       October 1, 2002
---------------------------
Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                              SEPARATE ACCOUNT VA F


Know all men by these presents that Arthur C. Schneider, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA F, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                                      /s/ Arthur C. Schneider
                                                   -----------------------------
                                                   Arthur C. Schneider
                                                   Vice President
                                                   Transamerica Life Insurance
                                                   Company



       October 1, 2002
---------------------------
Date